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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 17, 2003


                        ALLIED HEALTHCARE PRODUCTS, INC.

 ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




                    Delaware                                    0-19266                      25-1370721
----------------------------------------------         ------------------------       ----------------------
(State or Other Jurisdiction of Incorporation)         (Commission File Number)         (I.R.S. Employer
                                                                                      Identification Number)


                 1720 Sublette Avenue, St. Louis, Missouri 63110
           -----------------------------------------------------------
          (Address, Including Zip Code, of Principal Executive Offices



                                  314-771-2400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 4. Changes in Registrant's Certifying Accountant

(a)      Previous independent accountants

         (i) On November 17, 2003, Allied Healthcare Products, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

         (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) In connection with its audits for the two most recent fiscal years and through November 17, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (iv) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 20,2003, is filed as Exhibit 16 to this Form 8-K.

(b)      New independent accountants

         (i) The Registrant engaged Rubin Brown Gornstein & Co. LLP. as its new independent accountants as of November 17, 2003. During the two most recent fiscal years and through November 17, 2003, the Registrant has not consulted with Rubin Brown Gornstein & Co. LLP. regarding either
         (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Rubin Brown Gornstein & Co. LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304(a)(1)(iv) of Regulation S-K and the related instructions to item 304 of Regulation S-K, or a reportable event, as that term is defined in item 304(a)(1)(v) of Regulation S-K.

Item 7 - Financial Statements and Exhibits.

         (A)  Not Applicable

         (B)  Not Applicable


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         (C)  Exhibits

              Exhibit 16 - Letter re change in certifying accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Allied Healthcare Products, Inc.

                                       By:  /s/ Daniel C. Dunn

                                       Name: Daniel C. Dunn
                                       Its:  Chief Financial Officer

November 20, 2003